Exhibit 99.1

Cycurion, Inc. (NASDAQ: CYCU) Announces $500,000 Common Share Dividend to Be Paid to its Shareholders on or about December 30th

McLean, VA., Dec. 05, 2025 (GLOBE NEWSWIRE) -- Cycurion Inc. (NASDAQ: CYCU) (“Cycurion” or the “Company”) today announced that it plans to distribute a special dividend valued at $500,000 in the form of its CYCU common shares to all of its shareholders of record as of December 15, 2025 on a pro-rata basis. The dividend is payable on or about December 30, 2025.

The $500,000 dividend is valued based on the Company’s closing price on August 29, 2025, which is $6.00 per share, resulting in a distribution of a total of approximately 83,333 CYCU common shares to all of its shareholders on a pro rata basis.

Following the 30-for-1 reverse stock split completed earlier this year, CYCU currently has approximately 3,332,482 common shares outstanding on a pre-distribution basis. Based on the foregoing, the distribution ratio is approximately 0.0250 CYCU common shares for every existing CYCU common share held as of the record date.

Any fractional shares that may be received shall be rounded down to the nearest whole share, and no cash shall be paid in lieu of fractional shares.

Key Dividend Details

•Dividend amount: $500,000
•Form of payment: CYCU common shares
•Distribution valuation price: $6.00 (closing price on August 29, 2025)
•Total dividend shares: approximately 83,333
•Record Date: December 15, 2025
•Payment/Distribution Date: on or about December 30, 2025
•Distribution ratio: approximately 0.0250 CYCU common shares
•Transfer Agent: Equiniti Trust Company, LLC

Only shareholders that own CYCU common shares as of the close of business on December 15, 2025, the record date, are eligible to receive the dividend.

Kevin Kelly, Chairman and Chief Executive Officer of Cycurion, stated:

“This $500,000 special dividend in CYCU common shares, instead of cash, puts more ownership directly in the hands of our investors so that they may participate in the substantial upside, which we believe is ahead, while keeping our balance sheet strong for continued growth.”

About Cycurion, Inc.

Based in McLean, Virginia, Cycurion (NASDAQ: CYCU) is a forward-thinking provider of IT cybersecurity solutions and AI, committed to delivering secure, reliable, and innovative services to clients worldwide. Specializing in cybersecurity, program management, and business continuity, Cycurion harnesses its AI-enhanced ARx platform and expert team to empower clients and safeguard their operations. Along with its subsidiaries, Axxum Technologies LLC, Cloudburst Security LLC, and Cycurion Innovation, Inc., Cycurion serves government, healthcare, and corporate clients committed to securing the digital future. More info: www.cycurion.com

Forward-Looking Statements

This press release contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the operations and prospective growth of Cycurion’s business.

Certain statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934, as amended. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Such statements include, but are not limited to, statements regarding the anticipated closing of the offering; the Company’s anticipated use of proceeds from the offering; the acceleration of the Company’s inorganic growth strategy; the continued execution on the Company’s backlog; and other statements that are not historical facts, including statements which may be accompanied by words such as “continue,” “will,” “may,” “could,” “should,” “expect,”

“expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” and similar expressions are intended to identify such forward-looking statements. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Cycurion and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, the outcomes of the Company’s investigations, any potential legal proceedings, or the future performance of the Company’s stock. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed by Cycurion with the U.S. Securities and Exchange Commission. Cycurion anticipates that subsequent events and developments may cause its plans, intentions, and expectations to change. Cycurion assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing Cycurion’s plans and expectations as of any subsequent date.

Cycurion Investor Relations:
(888) 341-6680
investors@cycurion.com

Cycurion Media Relations:
(888) 341-6680
media@cycurion.com

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